UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2005

AMERICA’S CAR-MART, INC.
(Exact name of registrant as specified in its charter)

Texas	0-14939	63-0851141
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

802 Southeast Plaza Avenue, Suite 200, Bentonville, Arkansas 72712
(Address of principal executive offices, including zip code)

(479) 464-9944
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

On September 30, 2005, Colonial Auto Finance, Inc. (“Colonial”), a subsidiary of America’s Car-Mart, Inc., a Texas corporation (the “Company”), entered into the First Amendment to the Amended and Restated Agented Revolving Credit Agreement (the “Amended ARCA”) with a group of lenders, including Bank of Arkansas, N.A., Great Southern Bank, First State Bank, Bank of Oklahoma, N.A., First State Bank of Northwest Arkansas and Sovereign Bank. Bank of Arkansas, N.A. serves as the agent for the lenders. Bank of Oklahoma, N.A. no longer serves as the paying agent under the Amended ARCA. The Amended ARCA extends the maturity date to April 30, 2009 and reduces the interest rate by 25 basis points to, generally, Prime minus 25 basis points.

Also on September 30, 2005, America's Car-Mart, Inc., an Arkansas corporation (“ACM”), a subsidiary of the Company, and Texas Car-Mart, Inc. (“TCM”), a subsidiary of ACM, entered into a Second Amendment to the Revolving Credit Agreement (the “Amended RCA”) with Bank of Oklahoma, N.A. The Amended RCA increases the line of credit from $5 Million to $10 Million, amends the Borrowing Base and collateral to include certain real property and equipment, extends the maturity date to April 30, 2009 and reduces the interest rate by 25 basis points to, generally, Prime minus 25 basis points.

The descriptions above are summaries and are qualified in their entirety by the amended agreements, which are filed as exhibits to this report and incorporated herein by reference.

Item 2.03.      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.      Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 4.1
First Amendment to Amended and Restated Agented Revolving Credit Agreement, dated September 30, 2005, among Colonial Auto Finance, Inc., as borrower, Bank of Arkansas, N.A., Great Southern Bank, First State Bank, Bank of Oklahoma, N.A., First State Bank of Northwest Arkansas and Sovereign Bank and one or more additional lenders to be determined at a later date, Bank of Arkansas, N.A., as agent for the banks.

Exhibit 4.2
4.2 Second Amendment to the Revolving Credit Agreement, dated September 30, 2005, among America’s Car-Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as borrowers, and Bank of Oklahoma, N.A., as lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America’s Car-Mart, Inc.

Date: October 4, 2005	/s/ Tilman J. Falgout, III
Chief Executive Officer and General Counsel

Exhibit Index

Exhibit 4.1
First Amendment to Amended and Restated Agented Revolving Credit Agreement, dated September 30, 2005, among Colonial Auto Finance, Inc., as borrower, Bank of Arkansas, N.A., Great Southern Bank, First State Bank, Bank of Oklahoma, N.A., First State Bank of Northwest Arkansas and Sovereign Bank and one or more additional lenders to be determined at a later date, Bank of Arkansas, N.A., as agent for the banks.

Exhibit 4.2
4.2 Second Amendment to the Revolving Credit Agreement, dated September 30, 2005, among America’s Car-Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as borrowers, and Bank of Oklahoma, N.A., as lender.